UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  APRIL 15, 2014

Evans Brewing Company Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-54995	46-3031328
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

2000 Main Street, Irvine, CA 92614

 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(949) 442 7565

 (ISSUER TELEPHONE NUMBER)

ALPINE 3 Inc.

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 15, 2014, the Registrant filed a Certificate of Amendment (the “Amendment”) to the Certificate of Incorporation with the Secretary of State of the State of Delaware to change the name of the Registrant to Evans Brewing Company Inc. The foregoing description of the Amendment to the Articles of Incorporation is qualified in its entirety by reference to the text of the Amendment attached as Exhibit 3.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

On April 15, 2014, the Board of Director and Majority Stockholders of the Registrant approved to amend the Registrant’s Certificate of Incorporation to change the name of the Registrant from ALPINE 3 Inc. to Evans Brewing Company Inc. On that date, the officers of the Registrant were instructed to file such amendment with the State of Delaware, which amendment was completed and filed with Delaware on April 15, 2014.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits:

Exhibit No.	Document
3.3	Certificate of Amendment to Certificate of Incorporation, dated April 15, 2014.

  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Evans Brewing Company Inc.

By:  /s/ Michael J. Rapport

Name:  Michael J. Rapport
Title: President, Chief Executive Officer, Chief Financial Officer, Secretary and Chairman of the Board of Directors

Dated: April 15, 2014

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